AMENDMENT

This AMENDMENT (this "**Amendment**"), dated as of December 22 2008, is entered into by and between STOCKERYALE, INC., a Massachusetts corporation (the "**Company**") and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent ("**LV**") for VALENS U.S. SPV I, LLC, a Delaware limited liability company ("**VUS**" and together with LV, the "**Creditor Parties**" and each a "**Creditor Party**") amends that certain Security and Purchase Agreement dated as of June 28, 2006 by and among the Company and Laurus Master Fund, Ltd. ("**Laurus**") (as amended, restated, modified and/or supplemented from time to time, the "**Security Agreement**" and together with the Ancillary Agreements referred to in the Security Agreement, collectively, the "**Documents**") (it being understood that Laurus' rights under said Security Agreement has been assigned to VUS). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Documents, as applicable.

WHEREAS, the Company and the Creditor Parties have agreed to make certain changes to the Security Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Creditor Parties and the Company agree that Annex A to the Security Agreement is hereby amended by (i) deleting the definition of "Inventory Availability" appearing therein and inserting the following new definition in lieu thereof:

> ""Inventory Availability" means (i) for the period commencing on December 22, 2008 and through and including March 31, 2009, the lesser of (a) the sum of fifty five percent (55%) of the value of each Company's and Stockeryale Canada's Eligible Inventory (calculated on the basis of the lower of cost or market, on a first-in first-out basis) and (b) $1,500,000 and (ii) for the period commencing on April 1, 2009 and thereafter through the remainder of the Term, the lesser of (a) fifty percent (50%) of the value of each Company's and Stockeryale Canada's Eligible Inventory (calculated on the basis of the lower of cost or market, on a first-in first-out basis) and (b) $1,500,000."

2. The amendments set forth above shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when the Company and each Creditor Party shall have executed and the Company shall have delivered to LV its respective counterpart to this Amendment.

3. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other related forms, and the terms and provisions of the Documents and other related forms shall remain in full force and effect.

4. From and after the date first written above, all references to the Documents shall be deemed to be references to the Documents as modified hereby.

5. The Company understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Parent's determination that this Amendment is material. The Company agrees to file an 8-K within 4 business days following the date hereof and in the form otherwise prescribed by the SEC.

6. The Company hereby represents and warrants to the Creditor Parties that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company under the Documents are true, correct and complete, and (iii) on the date hereof, the Company's covenant requirements have been met under the Documents.

7. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and each Creditor Party has caused this Amendment to be signed in its name effective as of this 22 day of December 2008.

STOCKERYALE, INC.

By: ______________________
Name:
Title: M. RLODGE II
CEO

LV ADMINISTRATIVE SERVICES, INC. as agent

By: ______________________
Name: Scott Bluestein
Title: Authorized Signatory

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its investment manager

By: ______________________
Name:
Title:
Scott Bluestein
Authorized Signatory